UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ENCISION INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 13, 2014

To Our Shareholders:

The Annual Meeting of Shareholders of Encision Inc., a Colorado corporation, will be held at 9:00 A.M. Mountain Time, on August 13, 2014, at the offices of Encision Inc., 6797 Winchester Circle, Boulder, CO 80301, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.                                      To elect six directors;

2.                                      To ratify the appointment of Eide Bailly LLP as our independent public accountants;

3.                                      To approve the adoption of our 2014 Equity Incentive Plan; and,

4.                                      To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on June 27, 2014, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gregory J. Trudel
Gregory J. Trudel
President and CEO

July 11, 2014

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 13, 2014: This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended March 31, 2014 are available at www.encision.com.

ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 13, 2014

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Encision Inc., a Colorado corporation, for use at our Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on August 13, 2014, at the offices of Encision Inc., 6797 Winchester Circle, Boulder, CO 80301 and at any and all adjournments of such meeting (the “Annual Meeting”).

If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed Proxy Cards that contain no instructions will be voted for each of the nominees for director indicated herein and in favor of each of the other two proposals which will be considered at the meeting. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to our shareholders on or about July 11, 2014.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to our secretary, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

We will bear the costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card. We may, in addition, use the services of our directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold shares of our common stock in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting was June 27, 2014. At the close of business on that day, there were 10,673,225 shares of our common stock, no par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of our common stock that are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions will be counted for purposes of attaining a quorum.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters only. The proposal to ratify the appointment of Eide Bailly LLP is considered a routine matter. The other two proposals which will be considered at the meeting are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on those two proposals. Such unvoted shares are called “broker non-votes.”

If a quorum is present, (i) the election of directors will require a plurality of the votes cast in person or by proxy at the Annual Meeting, and (ii) the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required (x) to ratify the appointment of our independent public accountants, (y) to approve the adoption of our 2014 Equity Incentive Plan, or (z) to approve any other matter to be voted on by the shareholders at the meeting.

Proxies marked “withhold” and broker non-votes will have no effect on the election of directors.

Abstentions shall have the same effect as a vote against Proposal 2 (ratification of auditors) and against Proposal 3 (adoption of 2014 Equity Incentive Plan). Broker non-votes shall have no effect on the outcome of Proposals 2 and 3.

ACTIONS TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the six nominees named herein for the office of director, (2) FOR ratification of the appointment of Eide Bailly LLP as our independent public accountants, (3) FOR the approval of our 2014 Equity Incentive Plan, and (4) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

If shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SHAREHOLDER PROPOSALS

Shareholder proposals intended for inclusion in our Proxy Statement for the 2015 Annual Meeting of Shareholders, including shareholder recommendation for nominees for election to our board of directors, must be received by us at our offices in Boulder, Colorado, not later than March 12, 2015.

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ELECTION OF DIRECTORS

(Proposal Item #1)

Our board of directors has nominated the six persons listed below for election as directors for the 2015 fiscal year, each to hold office until the 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees of the board of directors or such shareholder may withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as our board of directors may recommend. There are no family relationships among these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR THE BOARD OF DIRECTORS.

The following table sets forth the members of our board of directors, their ages as of March 31, 2014, and their positions and offices held:

Name	Age	Position
Vern D. Kornelsen (1) (2) (3)	81	Director
Robert H. Fries (1) (2)	65	Director
Ruediger Naumann-Etienne (1) (3)	67	Director
Patrick W. Pace, M.D. (2)	42	Director
Gregory J. Trudel	53	Director, President & CEO
David W. Newton	67	Director, Co-Founder, VP - Technology

(1)                   Member of the Compensation Committee

(2)                   Member of the Nominating Committee

(3)                   Member of the Audit Committee

Vern D. Kornelsen is one of our co-founders and served on our board of directors and as our Chief Financial Officer from 1991 through February 1997. He was re-elected to the board of directors in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, one our principal shareholders. Mr. Kornelsen formerly practiced as a certified public accountant in the state of Colorado for many years. He has been active in managing two investment partnerships, the first since 1990 and the second since 1997, of which he is the general partner, as well as serving as an officer and director of several private companies and of two public companies, Lifeloc Technologies, Inc., of which he is the controlling stockholder, and Electronic Systems Technology, Inc. Mr. Kornelsen received a Bachelor of Science degree in business from the University of Kansas. We believe Mr. Kornelsen is qualified to serve on our board of directors based on his executive experience with several private companies and his financial and accounting expertise as described above.

Robert H. Fries has served on our board of directors since 2003. Mr. Fries is a founder and the President of FinanceVision Services, Inc., a finance and tax consulting firm, and has served as a finance executive with a broad range of large public multinational companies. Since 2000, he has provided us with financial and tax consulting services. Mr. Fries is a certified public accountant (inactive). His credentials include an MBA from St. John’s University, New York, and a Juris Doctor Degree from Jones School of Law. We believe that Mr. Fries’ financial and business expertise, particularly in the role of finance executive for various large public companies, give him the qualifications and skills to serve as a director.

Ruediger Naumann-Etienne has served on our board of directors since October 2008. Mr. Naumann-Etienne has been the General Partner of Intertec Healthcare Partners, a fund investing in medical companies, since 2006. Since 1989, he has also been the owner and Managing Director of Intertec Group, an investment company specializing in the medical technology field. Intertec Group has successfully implemented growth strategies for OEC Medical Systems, Laserscope, Quinton Instruments and Cardiac Science. From 2006 through 2010, he was Chairman of Cardiac Science

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having previously served as the Chairman of a predecessor company, Quinton Instruments, from 2000 to 2005. He was also CEO of Quinton Instruments from 2000 to 2003. From 1993 until 1996, he was Chairman of OEC Medical Systems and CEO of the same company from 1995 to 1997. Mr. Naumann-Etienne is also a director of Varian Medical Systems and IRIDEX Corporation. Mr. Naumann-Etienne’s extensive experience serving as a director and executive for various companies in the medical technology field is valuable to our board of director’s oversight of the growth and financing of our business.

Patrick W. Pace, M.D. was appointed to our board of directors in April 2012. Dr. Pace is the owner of PICO LLC, a healthcare consulting firm. He also serves as Executive Chairman of Nanospectra Biosciences, a medical device company that focuses on the use of nanoparticles in the treatment of a variety of diseases, as an Advisor to EDG Partners, a healthcare private equity investment firm, and as a board member of MMIS, a global technology company that provides compliance and business intelligence solutions for the life science industry. Dr. Pace began his career as a resident in Otolaryngology (ENT) at the University of Virginia Hospital. After leaving a career in medicine for the investment world, he spent several years in equities at Credit Suisse and UBS, culminating in a role as a Senior Research Analyst covering medical devices. He then led healthcare high yield and distressed debt investing as part of AIG Investments. After AIG, he served as Managing Director at Citadel Investment Group and helped launch its effort in investment banking. Dr. Pace received a Bachelor of Arts, with Honors in Psychology, from Vanderbilt University and a Doctor of Medicine from The University of Texas Medical School at Houston. We believe that Dr. Pace’s healthcare and investment experience give him the qualifications and skills to serve as a director.

Gregory J. Trudel has served as our President & Chief Executive Officer and a director since December 23, 2013. Mr. Trudel has over 25 years of experience in the surgical devices marketplace. Since 2008, Mr. Trudel has been employed by Covidien, a large global healthcare products company. Most recently, Mr. Trudel served as Global Director of Marketing for a division within the Surgical Solutions Group at Covidien. His time at Covidien also includes extensive marketing and product management experience in Covidien’s Advanced Energy and Surgical Stapling . Prior to joining Covidien, Mr. Trudel held leadership roles with ConMed Electrosurgery, SilverGlide Surgical Technologies, and Stryker. He holds a B.S. from the University of Connecticut, Storrs, CT and an M.B.A from the University of Bridgeport, Bridgeport, CT. We believe that Mr. Trudel’s executive experience with public companies and his experience in healthcare give him the qualifications and skills to serve as a director.

David W. Newton, is one of our co-founders and has been a Vice President and one of our directors since our inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 16 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds 21 patents in the field of medical electronic equipment and holds a Bachelor of Science Electrical Engineering degree from the University of Colorado. We believe that Mr. Newton’s engineering experience with various firms gives him the qualifications and skills to serve as a director.

Director Meetings

During the fiscal year ended March 31, 2014, our board of directors met in person four times and had two telephonic meetings. There were four meetings of the audit committee, two meetings of the compensation committee and one meeting of the nominating committee. The audit committee held two telephonic meetings with our independent auditors. Each director attended at least 75% of the aggregate of the total number of meetings of the board and the board committees on which he served during fiscal year 2014.

We encourage our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedule and other demands on their time. All of our directors attended the 2013 Annual Meeting of Shareholders.

Our board of directors determines whether a director is independent through a broad consideration of facts and circumstances, including an assessment of the materiality of any relation between us and a director not merely from the director’s standpoint, but also from that of persons or organizations with which the director has an affiliation. In making this determination, the board of directors adheres to the independence criteria under applicable New York Stock Exchange, Inc. (“NYSE”) rules. Using these rules, our board of directors has determined that Robert H. Fries, Vern D. Kornelsen, Patrick W. Pace, M.D. and Ruediger Naumann-Etienne qualify as independent directors.

Compensation of Directors

Our outside directors currently receive $2,500 a quarter for their services and are reimbursed for their out-of-pocket expenses incurred in connection with their service as directors. Option grants to our directors are at the discretion of the board of directors.

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The following table details the total compensation earned by our non-employee directors in fiscal year 2014.

Director Compensation

Name	Fees paid in cash ($) (1)	Option awards ($)	All other compensation ($)		Total ($)
Robert H. Fries	5,000.00	10,982.00	92,308.00	(2)	108,290.00
Vern D. Kornelsen	5,000.00	10,982.00	—		15,982.00
Ruediger Naumann-Etienne	5,000.00	—	—		5,000.00
Patrick W. Pace, M.D.	20,000.00	29,691.00	89,519.00	(3)	139,210.00

(1)  The following table provides a breakdown of fees paid in cash.

Name	Annual retainers ($)
Robert H. Fries	5,000.00
Vern D. Kornelsen	5,000.00
Ruediger Naumann-Etienne	5,000.00
Patrick W. Pace, M.D.	20,000.00

(2)  Compensation paid to an entity controlled by Mr. Fries for financial and tax consulting services provided to us.

(3)  Compensation paid to an entity controlled by Dr. Pace for consulting and interim executive services provided to us.

The following table provides information on the outstanding equity awards at fiscal year-end for non-employee directors.

Outstanding Options for Non-Employee Directors at Fiscal Year-End 2014

Name	Number of securities underlying unexercised options (#) exercisable
Robert H. Fries	25,000
Vern D. Kornelsen	10,000
Ruediger Naumann-Etienne	10,000
Patrick W. Pace, M.D.	50,000

Nominating Committee

The members of our nominating committee are Robert H. Fries, Vern D. Kornelsen and Patrick W. Pace, M.D. Our nominating committee recommends to our board of directors nominees for election to the board. Our nominating committee will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to our corporate secretary in the manner described for shareholder nominations above under the heading “Shareholder Proposals.” A director nominee must have a strong professional or other background, a reputation for integrity and responsibility and experience relevant to our business and operations. A director nominee must be able to commit appropriate time to prepare for, attend and participate in all meetings of our board of directors and its committees, as applicable, and the annual meeting of shareholders and must not have any conflicts of interest with our business and operations. Our nominating committee will also require some director nominees to be independent as defined under the NYSE listing standards. All director nominees, whether submitted by a shareholder or our nominating committee, will be evaluated in the same manner. All current members of the nominating committee are independent for purposes of the NYSE listing standards.

The nominating committee does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the nominating committee believes that it can adequately evaluate any such nominees on a case-by-case basis. The nominating committee will consider director candidates proposed by shareholders in accordance with the procedures set forth above under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates for director under the same criteria as internally generated candidates.

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We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the nominating committee strives to nominate directors with a variety of complementary skills so that, as a group, the board will possess the appropriate talent, skills and expertise to oversee our business. Although the nominating committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board and its committees.

Our board of directors has adopted a written Nominating Committee Charter, a copy of which is available on our website at www.encision.com. Our nominating committee held one meeting during the fiscal year ended March 31, 2014.

Compensation Committee

The members of the compensation committee are Vern D. Kornelsen, Robert H. Fries and Ruediger Naumann-Etienne. Our compensation committee reviews and approves compensation for our executive officers whose compensation is approved by our board of directors upon recommendation of the compensation committee. Our compensation committee also administers our stock option plans. Our board of directors has adopted a written Compensation Committee Charter, a copy of which is available on our website at www.encision.com. Our compensation committee held two meetings during the fiscal year ended March 31, 2014.

The compensation committee reviewed and considered our compensation policies and programs in light of the board of directors’ risk assessment and management responsibilities and will do so in the future on an annual basis. The compensation committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

Audit Committee

Our board of directors maintains an audit committee comprised of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the applicable rules of the NYSE and regulations of the Securities and Exchange Commission (“SEC”) as currently in effect and applicable to us. The audit committee oversees our independent auditors and financial process on behalf of the board of directors. The audit committee has adopted a written charter. The audit committee has adopted a complaint procedure policy.

Vern D. Kornelsen and Ruediger Naumann-Etienne comprise the audit committee. Their backgrounds are more fully disclosed in their biographies under “Election of Directors.”

Our board of directors has determined that Vern D. Kornelsen and Ruediger Naumann-Etienne each qualify as an “audit committee financial expert” and each is “independent” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee has adopted a written charter, a copy of which is available on the investors relations page of our website at www.encision.com. Our audit committee held four meetings during the fiscal year ended March 31, 2014 and held two telephonic meetings with our independent auditors during the fiscal year ended March 31, 2014.

Board Leadership Structure

Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. Presently, we have an Executive Chairman of the Board. The board believes that the separate offices of the Chairman of the Board and Chief Executive Officer currently functions well and is the optimal leadership structure for the Company. This structure allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

Four of the six members of our board of directors satisfy the requirements of independence under the NYSE listing standards, and our audit, compensation, and nominating committees are composed entirely of independent directors. This structure encourages independent and effective oversight of our operations and prudent management of risk.

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Risk Oversight

The board of directors, principally through delegation to the audit committee oversees risks facing us. The audit committee regularly discusses with management, our internal auditors and our independent auditors our major risk exposures, whether financial, operating or otherwise, and the adequacy and effectiveness of our control of such risks. The audit committee also recommends from time to time that key identified risk areas be considered by the full board, and individual board members also periodically ask the full board to consider an area of risk. In addition, risk management issues are considered inherently by the board with respect to all major decisions made by the board.

Our board of directors believes that the decision as to who should serve as Chairman of the Board and/or Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the board. Presently, we have an Executive Chairman of the Board. The board members have considerable experience and knowledge about the challenges and opportunities the company faces. The board, therefore, is in the best position to evaluate the company’s current and future needs and to judge how the capabilities of the company’s directors and senior management from time to time can be most effectively organized to meet those needs. While the board may combine these offices in the future if it considers such a combination to be in the best interest of the company, it currently intends to retain this structure.

Shareholder Communications with Directors

Shareholders and other interested parties wishing to contact any member (or all members) of our board of directors or any committee of the board may do so by mail, addressed, either by name or title, to the board of directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to our principal office. Our administrative staff may review any such communications to ensure that inappropriate material is not forwarded to the board of directors or to any individual director. The board of directors intends to continuously evaluate its communication process with our shareholders and may adopt additional procedures to facilitate shareholder communications with the board of directors, consistent with standards of professionalism and our administrative resources.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all other directors and executive officers. The Code of Ethics is available on the investor relations page of our website at www.encision.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers and directors by posting such information on our website.

Executive Officers

The following table sets forth the names of our executive officers, their ages as of March 31, 2014, and their positions and offices held:

Name	Age	Position
Gregory J. Trudel	53	President & CEO
David W. Newton	67	VP - Technology
Mala Ray	55	Controller, Treasurer, Corporate Secretary
Valerie Ray	42	VP - Operations
Michael Biggs	44	Director of Product Development

Gregory J. Trudel has served as our President & Chief Executive Officer and a director since December 23, 2013. Mr. Trudel has over 25 years of experience in the surgical devices marketplace. Since 2008, Mr. Trudel has been employed by Covidien, a large global healthcare products company. Most recently, Mr. Trudel served as Global Director of Marketing for a division within the Surgical Solutions Group at Covidien. His time at Covidien also includes extensive marketing and product management experience in Covidien’s Advanced Energy and Surgical Stapling . Prior to joining Covidien, Mr. Trudel held leadership roles with ConMed Electrosurgery, SilverGlide Surgical Technologies, and Stryker. He holds a B.S. from the University of Connecticut, Storrs, CT and an M.B.A from the University of Bridgeport, Bridgeport, CT.

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David W. Newton is one of our co-founders and has been a Vice President since our inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton holds 26 patents in the field of medical electronic equipment and holds a Bachelor of Science Electrical Engineering degree from the University of Colorado.

Mala Ray is our Controller, Treasurer and Corporate Secretary who joined us in 2012 as Controller, Treasurer and Corporate Secretary. Ms. Ray has extensive experience in GAAP accounting, ERP systems, process improvement and financial analysis at several medical device firms, including Medtronic Navigation from 2000 to 2009 and Gambro Renal from 2009 to 2010. Ms. Ray holds a Bachelor of Science in Business Administration degree from Regis University.

Valerie Ray is our Vice President of Operations who joined us in March 2014. Prior to this position, she was Executive Director of Manufacturing at MBio Diagnostics from April 2013 to February 2014, Program Manager at Baxa Corporation (currently Baxter Healthcare) from November 2000 to February 2011 and Engineering Product Manager at Gambro BCT (currently Terumo BCT) from March 1995 to October 2000. Ms. Ray started in medical device operations in 1995 and later divided her time between product development and operations, and brought products from concept to steady-state production for multi-million annual unit volumes. Her education includes a Bachelor of Science in Mechanical Engineering from the University of Colorado, an M.S in Mechanical Engineering, specializing in Bioengineering, from the University of Colorado, and an MBA from the Daniels College of Business at the University of Denver. She is a certified project manager with a CPM from the Project Management Leadership Group and a PMP from the Project Management Institute.

Michael Biggs has been Director of Product Development for us since 2012. He has over two decades of experience in medical device development, with particular expertise in minimally invasive electrosurgical devices. In the past he was with Baxter Healthcare from 2009 to 2012, Conmed Electrosurgery from 2005 to 2008, and Asthmatx Inc from 1997 to 2004, which was purchased by Boston Scientific. Mr. Biggs holds a Bachelor of Science degree in mechanical engineering from University of California Berkeley, an MBA from University of Colorado, and is a named inventor on 23 U.S. patents in the medical device field.

The following table sets forth certain information regarding compensation earned or awarded to each person who served as our chief executive officer during our most recently completed fiscal year, and to each of our two most highly compensated executive officers (other than our chief executive officer) who earned in excess of $100,000 during our most recently completed fiscal year, (collectively, the “Named Executive Officers”).

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)		Option awards ($) (1)	Total ($)
Gregory J. Trudel President, Chief Executive Officer	2014 2013	48,619 —	(2)	115,474 —	164,093 —
David W. Newton VP — Technology	2014 2013	127,671 125,652		— —	127,671 125,652
Michael Biggs Director of Product Development	2014 2013	114,977 68,998	(3)	— 16,432	114,977 85,430
Fred F. Perner Former President, Chief Executive Officer	2014 2013	79,334 188,847	(4)	— (112)	79,334 188,735
Warren Taylor Former Vice President—Engineering	2014 2013	154,880 139,193	(5)	— —	154,880 139,193

(1)  Amounts reflect the aggregate grant date fair values of grants made in each respective fiscal year, valued in accordance with ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014.

(2)  Mr. Trudel began his service as President, CEO on December 23, 2013.

(3)  Mr. Biggs began his service on August 20, 2012.

(4)  Mr. Perner ended his service on August 31, 2013.

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(5)  Mr. Taylor ended his service on February 27, 2014

Employment Agreements

We entered into an employment agreement with Gregory J. Trudel on December 17, 2013. The employment agreement has an initial three-year term beginning with the start date of December 23, 2013. Thereafter, the term automatically renews for additional one-year periods unless either party gives prior written notice that it does not wish to automatically renew the term. The employment agreement provides that Mr. Trudel will receive an annual base salary of $210,000. Mr. Trudel will be entitled to receive a special cash bonus in the event that we are acquired during the next five years at a price for our common stock of $7.50 per share or more. In the event of such an acquisition, Mr. Trudel shall be entitled to a bonus amount equal to (i) such per share price, (ii) minus our per share price on the Start Date, (iii) multiplied by 40,000. Under the employment agreement, if we terminate Mr. Trudel without cause or Mr. Trudel resigns for “good reason”, Mr. Trudel will be entitled to receive a severance amount (up to one times his Base Salary) based upon the length of time Mr. Trudel was employed by us prior to the termination. Such severance will be paid out ratably over the twelve months following the termination. No severance will be paid if the term of the Employment Agreement expires or is not renewed. Mr. Trudel was granted stock options to purchase 200,000 shares of our common stock. The options vest over the five year period following the start date. The options have a per share exercise price of $0.82, which was equal to our trading price on the start date. The vesting of the options will accelerate in the event of certain acquisition transactions involving us.

Stock Options

On August 2, 2007, our shareholders approved the adoption of the 2007 Stock Option Plan (the “2007 Plan”) providing for grants of stock options to our employees and directors. The 2007 Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422. As approved by the shareholders, we reserved 700,000 shares of our common stock for issuance upon exercise of options granted under the 2007 Plan. On August 8, 2012, our shareholders amended the 2007 Plan, which increased the reserved shares of our common stock for issuance upon exercise of options granted under the 2007 Plan to 950,000 shares. As of March 31, 2014, options to purchase an aggregate of 281,000 shares of our common stock (net of options canceled) had been granted pursuant to the 2007 Plan, no options had been exercised, leaving 3,000 still available for grant. In addition to options outstanding under the 2007 Plan, there are 250,000 options outstanding outside of the 2007 Plan.

The compensation committee of the board of directors administers the 2007 Stock Option Plan.

Option Grants in Fiscal Year 2014

The following table sets forth options to acquire shares of our common stock granted to the Named Executive Officers during the fiscal year ended March 31, 2014.

Name	Grant date	Number of securities underlying options (#)	Exercise price of option awards ($/Sh)	Grant date fair value of option awards ($) (1)
Gregory J. Trudel	12/23/13	200,000	0.82	115,474

(1)  Grant date fair value of option awards was determined pursuant to ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014.

Options Exercised in Fiscal Year 2014

There were no stock options exercised by the Named Executive Officers during fiscal year 2014.

Outstanding Options at Fiscal Year-End 2014

The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of common stock held as of March 31, 2014 by the Named Executive Officers.

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Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($/Sh)	Option expiration date
Gregory J. Trudel	—	200,000	0.82	03/23/19
Michael Biggs	6,422	13,578	1.09	11/20/17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 27, 2014, the number of shares of our common stock, based upon 10,673,225 shares outstanding, owned by any person who is known by us to be the beneficial owner of more than 5% of our voting securities, by all individual directors, by all Named Executive Officers, and by all executive officers and directors as a group:

Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Class
Vern D. Kornelsen(3)	2,499,544	22.85%
Ruediger Naumann-Etienne(4)	721,671	6.76%
David W. Newton(5)	328,966	3.08%
Robert H. Fries(6)	129,306	1.21%
Patrick W. Pace, M.D.(7)	95,134	*
Gregory J. Trudel(8)	8,438	*
Michael Biggs(9)	8,033	*
Fred F. Perner	—	—
Warren Taylor	—	—
All executive officers and directors as a group (11 Persons) (10)	3,528,151	32.07%
Other Shareholders holding 5% or more:
CMED Partners LLLP(11)	2,421,017	22.14%
DAFNA Capital Management, LLC(12)	1,593,750	14.22%
Charles E. Sheedy(13)	953,319	8.83%
Intertec Healthcare Partners, L.P. (14)	660,671	6.19%

*             Less than 1%.

(1)       The address of each director and officer of the Company is 6797 Winchester Circle, Boulder, CO 80301.

(2)       Shares not outstanding but deemed beneficially owned by virtue of an individual executive officer’s or director’s right to acquire them as of June 27, 2014, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by all executive officers and directors as a group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder’s name.

(3)         Includes 2,158,517 shares and 262,500 shares of common stock issuable pursuant to warrants currently exercisable owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner, and 4,306 shares issuable pursuant to options exercisable as of June 27, 2014, or within 60 days of such date.

(4)         Includes 660,671 shares owned by Intertec Healthcare Partners, L.P., of which Mr.Ruediger Naumann-Etienne is the Managing Member of Intertec Healthcare Management, L.L.C., the General Partner of Intertec Healthcare Partners, L.P, and 10,000 shares issuable pursuant to options exercisable as of June 27, 2014, or within 60 days of such date.

(5)         Includes 6,250 shares of common stock issuable pursuant to warrants currently exercisable.

(6)         Includes 9,306 shares issuable pursuant to options exercisable as of June 27, 2014, or within 60 days of such date.

(7)         Includes 14,787 shares issuable pursuant to options exercisable as of June 27, 2014, or within 60 days of such date.

(8)         Includes 2,813 shares of common stock issuable pursuant to warrants currently exercisable.

(9)         Includes 8,033 shares issuable pursuant to options exercisable as of June 27, 2014, or within 60 days of such date.

(10)  Includes 271,563 shares of common stock issuable pursuant to warrants currently exercisable and 55,054 shares issuable pursuant to options exercisable as of June 27, 2014, or within 60 days of such date.

(11)  The address of CMED Partners LLLP is 4605 S. Denice Drive, Englewood, CO 80111. Mr. Kornelsen is indirectly the beneficial owner of these shares since he is the General Partner of CMED Partners LLLP.

(12)  Includes 531,250 shares of common stock issuable pursuant to warrants currently exercisable. Based solely on Schedule 13G, filed February

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13, 2014. The address of DAFNA Capital Management, LLC is 10990 Wilshire Boulevard, Suite 1400, Los Angeles, CA 90024.

(13)  Includes 125,000 shares of common stock issuable pursuant to warrants currently exercisable. Based solely on Schedule 13G, filed April 6, 2012. The address of Charles E. Sheedy is 909 Fannin Street, Houston, TX 77010.

(14)  Based solely on Form 4, filed May 27, 2014 and Schedule 13D, filed September 29, 2008. The address of Intertec Healthcare Partners, L.P. is 5980 Horton Street, Suite 390, Emeryville, CA 94608. Mr.Ruediger Naumann-Etienne is the Managing Member of Intertec Healthcare Management, L.L.C., the General Partner of Intertec Healthcare Partners, L.P.

RELATED PARTY TRANSACTIONS

In December 2013, we completed a private placement of 2,463,125 shares of our common stock and 1,231,563 shares of common stock issuable upon the exercise of warrants. The purchase price per share for the shares sold in the private placement was $0.80. Mr. Vern Kornelsen, one of our directors, is affiliated with CMED Partners LLLP, an investment fund that purchased 525,000 shares and received warrants for 262,500 shares of common stock in the private placement. Gregory J. Trudel, our President and CEO, purchased 5,625 shares and received warrants for 2,813 shares of common stock in the private placement. DAFNA Capital Management, LLC purchased 1,062,500 shares and received warrants for 531,250 shares of common stock in the private placement. Mr. Charles E. Sheedy purchased 250,000 shares and received warrants for 125,000 shares of common stock in the private placement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the fiscal year ended March 31, 2014, to our knowledge, our directors, officers and holders of more than 10% of our common stock have timely filed all Section 16(a) reports.

Audit Committee Report

Our board of directors maintains an audit committee comprised of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee meets with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Vern D. Kornelsen, Audit Committee Member

Ruediger Naumann-Etienne, Audit Committee Member

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RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal Item #2)

Our board of directors and audit committee have selected Eide Bailly LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2015. The decision to engage Eide Bailly LLP was approved by our board of directors and audit committee, and this appointment is being submitted to our shareholders for ratification at the Annual Meeting.

Eide Bailly LLP served as the principal accountant to audit our financial statements for the fiscal years ended March 31, 2014 and 2013.

During our two most recent fiscal years, and any subsequent interim period preceding July 11, 2014, there were no disagreements between us and Eide Bailly LLP, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2015.

APPROVAL OF 2014 EQUITY INCENTIVE PLAN

(Proposal Item #3)

Introduction

On May 27, 2014, our board of directors, upon recommendation of the compensation committee of the board, approved the Encision Inc. 2014 Equity Incentive Plan (the “2014 Plan”). At that time, our board of directors directed that the 2014 Plan be submitted to our stockholders for approval at the Annual Meeting.

Summary of the 2014 Plan

The 2014 Plan will be effective when approved by our stockholders at the Annual Meeting. A copy of the 2014 Plan is attached to this proxy statement as Appendix A, and this discussion is qualified in its entirety by reference to the full text of the 2014 Plan.

Purpose of the 2014 Plan

The purpose of the 2014 Plan is to promote our interests by aligning the interests of participants in the 2014 Plan with those of our stockholders; to provide participants with incentive to put forth maximum efforts for our continued growth and success; and to assist us in attracting, motivating and retaining the best available individuals.

Administration

The 2014 Plan will be administered by our compensation committee. The compensation committee has the authority to establish, amend and waive rules relating to the 2014 Plan and to determine the identity of participants, the timing and amount of any awards and other terms and conditions of awards. The compensation committee may delegate its responsibilities under the 2014 Plan to members of our management or to others with respect to the selection and grants of awards to employees who are not deemed to be officers, directors or 10% stockholders under applicable federal securities laws.

The regulations under Section 162(m) require that the directors who serve as members of the compensation committee must be “outside directors.” The 2014 Plan provides that directors serving on the compensation committee are to be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the compensation committee directors who are (i) our current employees or an affiliate, (ii) our former employees or an affiliate receiving compensation for past services, other than benefits under a tax-qualified retirement plan, (iii) our current and former officers or an affiliate, (iv) our directors currently receiving direct or indirect remuneration or an affiliate in any capacity, other than as a director, and (v) any other person who is not otherwise considered an “outside

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director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934.

Eligibility

All of our employees and those of our affiliates are eligible to receive awards under the 2014 Plan. We currently have approximately 50 employees. Awards other than incentive stock options (see “Types of Awards” below) also may be awarded by the compensation committee to individuals who are not employees but who provide services to us or our affiliates in the capacity of a non-employee director or an independent contractor.

Number of Shares Available for Issuance under 2014 Plan

The total number of shares of our common stock available for distribution under the 2014 Plan is 700,000, subject to adjustment for future stock splits, stock dividends and similar changes in the our capitalization. Any shares of our common stock subject to an award under the 2014 Plan that is forfeited or expires or terminates unexercised or unearned, that is settled in cash or other property, or otherwise does not result in the issuance of shares of common stock, may again be used for an award under the 2014 Plan; provided that the gross number of shares with respect to which a stock appreciation right has been exercised may not again be awarded under the 2014 Plan      if such exercise is settled in shares.

The maximum number of shares that may be issued pursuant to incentive stock options is 700,000. The aggregate number of shares subject to options and/or stock appreciation rights granted during any calendar year to any one participant shall not exceed 250,000. The aggregate number of shares subject to restricted stock and/or restricted stock unit awards granted during any calendar year to any one participant shall not exceed 250,000.

Types of Awards

The types of awards that may be granted under the 2014 Plan include incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and other stock-based awards. Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the compensation committee, but in no event may the term of an award be longer than ten years after the date of grant.

In addition to the general characteristics of all of the awards described in this proxy statement, the basic characteristics of awards that may be granted under the 2014 Plan are as follows:

Incentive and Non-Qualified Stock Options. Both incentive and non-qualified stock options may be granted to recipients at such exercise prices as the compensation committee may determine but not less than 100% of the fair market value (as defined in the 2014 Plan) of a share of our common stock as of the date the option is granted. We determine fair market value of our common stock based on the closing price of our common stock on the date of grant. Stock options may be granted and exercised at such times as the compensation committee may determine, except that, unless applicable federal tax laws are modified, the aggregate fair market value of the shares our common stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 2014 Plan and any other plan we have in effect. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of our stock.

The purchase price payable upon exercise of options may be paid in cash, or, if the compensation committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. The participants may also simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

Stock Appreciation Rights. The value of a stock appreciation right granted to a recipient is determined by the appreciation in our common stock, subject to any limitations upon the amount or percentage of total appreciation that the compensation committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a base price specified by the compensation committee at the time the right is granted. The base price specified by the compensation committee must be at least 100% of the fair market value (determined as described above) of the specified number of shares of our common stock to which the right relates determined as of the date the

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stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option.

Performance Units. Performance units entitle the recipient to payment in amounts determined by the compensation committee based upon the achievement of specified performance measures during a specified term. With respect to recipients who are “covered employees” under Section 162(m) of the Code, the performance measures are set by our compensation committee at the start of each performance period and are based on one or a combination of two or more of the following performance criteria: net sales; net earnings; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on investment and return on net sales) or by the degree to which any of the foregoing earnings measures exceed a percentage of net sales; cash flow; market share; margins (including one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; revenue growth; operating income; pre- or after-tax income; cash flow per share; operating assets; improvement in or attainment of expense levels or cost savings; economic value added; and improvement in or attainment of working capital levels.

Any performance measure utilized may be expressed in absolute amounts, on a per share basis, as a change from preceding performance periods, as a percentage of another criteria, or as a comparison to the performance of specified companies or other external measures, and may relate to corporate, group, unit, division, affiliate or individual performance. No participant may receive awards of performance units relating to more than 250,000 shares in any year under the 2014 Plan.

Payments with respect to stock appreciation rights and performance units may be paid, as determined by the compensation committee, in cash, shares of our common stock, or a combination of cash and shares.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Our common stock granted to recipients may contain such restrictions as the compensation committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the compensation committee, provide the participant with dividends and voting rights prior to vesting. Restricted stock unit awards entitle the recipient to receive a number of shares of our common stock equal to the number of units awarded (or the fair market value of such shares in cash) following the lapse of any forfeiture conditions and the satisfaction of any performance measures that may be imposed by the compensation committee. The compensation committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock, and phantom securities.

Acceleration of Awards, Lapse of Restrictions

Consistent with the terms of the 2014 Plan, the compensation committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant’s award agreement, or otherwise in the compensation committee’s discretion, which may include, without limitation, acceleration resulting from a “change of control” or a “fundamental change” (as those terms are defined in the 2014 Plan), or the participant’s death, disability, or retirement.

Duration, Adjustments, Modifications, Terminations

The 2014 Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. Such agreements will be entered into by the recipients of the awards and us on or after the time the awards are granted and are subject to amendment, including unilateral amendment by the compensation committee, unless any such amendment is determined by the compensation committee to be materially adverse to the participant and not required as a matter of law. No amendment shall reduce the exercise price of, or “reprice,” any outstanding award, without stockholder approval.

The 2014 Plan will remain in effect until the tenth anniversary of its effectiveness, which will occur upon stockholder approval, or such earlier date on which the 2014 Plan is terminated. The 2014 Plan also gives the board of directors the right to amend, modify, terminate or suspend the 2014 Plan, except that amendments to the 2014 Plan are subject to stockholder approval if needed to comply with applicable stock market listing rules (if any).

In the event of any “equity restructuring” within the meaning of FAS 123R, such as a stock dividend or a stock split, the 2014 Plan requires the compensation committee to adjust the number and type of shares available for awards or subject to outstanding awards, and the exercise or strike price of such awards. In the event of any other change in corporate capitalization, which may include a merger or consolidation, the compensation committee has the discretion to make such equitable adjustments similar to those described above as it deems appropriate to prevent enlargement or

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diminution of participants’ rights. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a “change of control.” Under the 2014 Plan, the compensation committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients in the event of a “fundamental change” (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges, or other similar events involving us).

Federal Tax Considerations

The following summary sets forth the tax events generally expected for United States citizens under current United States federal income tax laws in connection with awards under the 2014 Plan.

Incentive Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time an incentive stock option is granted under the 2014 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a long-term capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a “disqualifying disposition”), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. Such capital gain or loss will be long-term or short-term based upon how long the shares were held. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequence of such disqualifying disposition will be as described above.

The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

Non-Qualified Stock Options. A recipient will realize no taxable income, and we will not be entitled to any related deduction, at the time a non-qualified stock option is granted under the 2014 Plan. At the time of exercise of a non-qualified stock option, the recipient will realize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

Stock Appreciation Rights and Performance Units. Generally: (a) the recipient will not realize income upon the grant of a stock appreciation right or performance unit award; (b) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, in the year cash or shares of common stock are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance unit award; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance unit award are the same as described below with respect to a disposition of unrestricted shares.

Restricted and Unrestricted Stock; Restricted Stock Units. Unless the recipient files an election to be taxed under Section 83(b) of the Code: (a) the recipient will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

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With respect to awards of unrestricted stock: (a) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

A recipient will not realize income upon the grant of restricted stock units, but will realize ordinary income, and we will be entitled to a corresponding deduction, when the restricted stock units have vested and been settled in cash and/or shares of our common stock. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of our common stock received on the date of issuance.

Withholding. The 2014 Plan permits us to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the compensation committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

New Plan Benefits

The specific individuals who will be granted awards under the 2014 Plan and the type and amount of any such awards will be determined by the compensation committee, subject to annual limits on the maximum amounts that may be awarded to any individual, as described above. Accordingly, future awards to be received by or allocated to particular individuals under the 2014 Plan are not presently determinable.

The approval of the 2014 Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

Audit Fees

Audit fees and related expenses for fiscal years ended March 31, 2014 and 2013 audit by Eide Bailly LLP were $34,726 and $26,110, respectively.

Audit-Related Fees

Audit-related expenses include $14,853 and $13,174 to Eide Bailly LLP related to the review of the financial statements contained in our quarterly 10-Q filings for fiscal years ended March 31, 2014 and 2013, respectively.

Tax Fees

Eide Bailly LLP did not render any services related to tax return preparation or tax planning for the fiscal years ended March 31, 2014 and 2013, respectively.

All Other Fees

Aggregate fees billed for any other services rendered by Eide Bailly LLP for the fiscal years ended March 31, 2014 and 2013 was $1,100 and none, respectively.

Approval of Auditor Services and Fees

Our audit committee ensures that we engage our independent public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of our independent public accountants. Our audit committee approves or pre-approves all services provided by our independent public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. All fees identified in the preceding first two paragraphs were approved by our audit committee.

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Attendance at Annual Meeting

Representatives of Eide Bailly LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

OTHER MATTERS

We know of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy Card, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

ANNUAL REPORT TO SHAREHOLDERS

Our Annual Report for the fiscal year ended March 31, 2014, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-K is being mailed to shareholders on or about July 11, 2014 with these proxy materials.

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called “householding”. Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: 6797 Winchester Circle, Boulder, CO 80301, Attention: Mala Ray. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.  IN THE EVENT THAT YOU ARE ABLE TO ATTEND THE MEETING, WE WILL, IF YOU REQUEST, CANCEL THE PROXY CARD.

SIGNATURE

By Order of the Board of Directors

/s/ Gregory J. Trudel
President and CEO

Boulder, Colorado
July 11, 2014

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APPENDIX A

ENCISION INC.
2014 EQUITY INCENTIVE PLAN

(Approved by the Board of Directors on May 27, 2014;

Adopted by Stockholders on                   , 2014)

1. Purpose. The purpose of the Encision Inc. 2014 Equity Incentive Plan (the “Plan”) is to promote the interests of the Company and its stockholders by aligning the interests of employees and others who are selected to be Participants with those of the Company’s stockholders, providing Participants with a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Affiliates, and assisting the Company in attracting, motivating and retaining the best available individuals for service to the Company.

2. Definitions. The capitalized terms used in the Plan have the meanings set forth below.

(a) “Acquired Entity” means any entity acquired by the Company or an Affiliate or with which the Company or an Affiliate merges or combines.

(b) “Affiliate” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, the term “Affiliate” shall mean any corporation that is a “subsidiary corporation” of the Company, as that term is defined in Code Sections 424(e) and (f), or any successor provisions.

(c) “Agreement” means any written or electronic agreement, instrument or document evidencing the grant of an Award in such form as has been approved by the Committee, including all amendments thereto.

(d) “Award” means a grant made under the Plan in the form of Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights, Performance Units, Stock or any other stock-based award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means (i) the Participant’s material breach of any confidentiality, non-disclosure, non-solicitation, non-competition, invention assignment or similar agreement with the Company or any Affiliate; (ii) an act or acts of dishonesty undertaken by the Participant resulting in gain or personal enrichment of the Participant at the expense of the Company; (iii) persistent failure by the Participant to perform the duties of the Participant’s employment, which failure is demonstrably deliberate on the part of the Participant and constitutes gross neglect of duties by the Participant; (iv) any failure by the Participant to materially conform to the Company’s Code of Business Conduct and Ethics; or (v) the indictment or conviction of the Participant for a felony if the act or acts constituting the felony are substantially detrimental to the Company or its reputation.

(g) “Change of Control” means one of the following:

(1) a majority of the directors of the Company shall be persons other than persons

(i) for whose election proxies shall have been solicited by the Board, or

(ii) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly created directorships;

(2) 50% or more of (1) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”) or (2) the then outstanding Shares of Stock (“Outstanding Company Common Stock”) is acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13d(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes of Control pursuant to this Section 2(f)(2):

(i) any acquisition or beneficial ownership by the Company or a subsidiary of the Company, or

(ii) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries,

(iii) any acquisition or beneficial ownership by a parent entity of the Company (after giving effect to the merger) or its wholly-owned subsidiaries, as long as they shall remain wholly-owned subsidiaries, directly or indirectly of 100% of the Outstanding Company Voting Securities as a result of a merger or that complies with Section 2(f)(3)(i)(A), (B) and (C) or the exception in Section 2(f)(3)(ii) in all respects, or

(iv) any acquisition of securities of the Company by any individual, entity or group for the purpose of providing financing to the Company;

(3) the Company consummates

(i) a merger of the Company with or into another entity, other than a merger in which:

(A) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 50% of, respectively, the then outstanding common stock and the then outstanding voting power of the voting securities (or comparable equity interests) of the surviving entity in the merger or its direct or indirect parent entity in substantially the same proportions (except for those exercising statutory dissenters’ rights) as their ownership of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to the merger,

(B) if voting securities of the direct or indirect parent entity of the Company (after giving effect to the merger) are exchanged for Outstanding Company Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series (except for those exercising statutory dissenters’ rights), and

(C) no individual, entity or group (other than a direct or indirect, parent entity that, after giving effect to the merger, directly or indirectly through one or more wholly owned subsidiaries, beneficially owns 100% of the outstanding voting securities of the entity resulting from the merger) beneficially owns, directly or indirectly, immediately after the merger, 50% or more of the voting power of the outstanding voting securities or the outstanding common stock of the entity (or comparable equity interests) resulting from the merger, or

(ii) a sale or other disposition of all or substantially all of the assets of the Company (in one transaction or a series of transactions); or (4) the stockholders of the Company approve a definitive agreement or plan to liquidate or dissolve the Company.

Notwithstanding anything herein stated, no Change of Control shall be deemed to occur unless it would be deemed to constitute a change in ownership or effective control, or a change in the ownership of a substantial portion of the assets, of a business under Section 409A.

(h) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute, and the regulations promulgated thereunder.

(i) “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3.1, each member of which shall be (i) an independent director to the extent required to comply with the listing rules of any trading market (if any) on which the Company’s securities are listed for trading from time to time, (ii) considered a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

(j) “Company” means Encision Inc., a Colorado corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(k) “Disability” means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or as otherwise determined by the Committee.

(l) “Employee” means an employee (including an officer or director who is also an employee) of the Company or an Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time or any successor statute.

(n) “Fair Market Value” as of any date means, unless otherwise expressly provided in the Plan, if the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable.  If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(o) “Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation.

(p) “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(q) “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Code Section 422.

(r) “Insider” as of a particular date means any person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f).

(s) “Non-Employee Director” means a member of the Board who is not an Employee.

(t) “Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

(u) “Option” means a right to purchase a number of Shares at a specified price.

(v) “Participant” means a person to whom an Award is or has been made in accordance with the Plan.

(w) “Performance-Based Compensation” means an Award to a “covered employee” (as defined in Section 162(m)(3) of the Code) that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Code.

(x) “Performance Period” means the period of time as specified in an Agreement over which Performance Units or any other Award subject to Performance Measures are to be earned.

(y) “Performance Measures” means any measures of performance established by the Committee in connection with the grant of an Award. In the case of any such grant intended to constitute Performance-Based Compensation, the Performance Measures shall consist of one or a combination of two or more of the following performance criteria: net sales; net earnings; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on investment and return on net sales) or by the degree to which any of the foregoing earnings measures exceed a percentage of net sales; cash flow; market share; margins (including one or more of gross, operating and net earnings margins); stock price; total stockholder return; asset quality; non-performing assets; revenue growth; operating income; pre- or after-tax income; cash flow per share; operating assets; improvement in or attainment of expense levels or cost savings; economic value added; and improvement in or attainment of working capital levels. Any Performance Measure utilized may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, and may relate to one or any combination of corporate, group, unit, division, Affiliate or individual performance.

(z) “Performance Unit” means the right to receive the Fair Market Value of one Share upon the achievement of specified levels of one or more Performance Measures in accordance with an Award granted under Section 11.

(aa) “Plan” means this Encision Inc. 2014 Equity Incentive Plan, as amended and in effect from time to time.

(bb) “Restricted Stock” means Shares issued in accordance with an Award granted under Section 7 so long as the retention and/or vesting of such Shares remains subject to conditions or restrictions.

(cc) “Restricted Stock Unit” means a derivative security provided in accordance with an Award granted under Section 8 which represents the right to receive, in cash and/or Stock as determined by the Committee, the Fair Market Value of one Share, and the retention, vesting and/or settlement of which is subject to conditions or restrictions.

(dd) “Retirement” means termination of an Employee’s employment, other than for Cause, at or after age 65.

(ee) “Section 409A” means Section 409A of the Code, including any regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

(ff) “Share” means a share of Stock.

(gg) “Stock” means the common stock, no par value, of the Company.

(hh) “Stock Appreciation Right” means a right, the value of which is determined in relation to the appreciation in value of Shares in accordance with an Award granted under Section 10.

(ii) “Subsidiary” means a “subsidiary corporation” as that term is defined in Code Section 424(f) or any successor provision.

(jj) “Substitute Award” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by an Acquired Entity.

(kk) “Successor” means the legal representative of an incompetent Participant, or if the Participant is deceased means the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant’s death.

(ll) “Transferee” means any “family member” (as defined by the general instructions to Form S-8 under the Securities Act of 1933) of the Participant.

3. Administration and Indemnification.

(a) Administration.

(1) The Committee shall administer the Plan. The Committee shall have exclusive power to (i) make Awards; (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan; (iii) prescribe and amend the terms of Agreements evidencing Awards; and (iv) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

(2) Notwithstanding the foregoing, the Board or the Compensation Committee may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Participants, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards intended to constitute Performance-Based Compensation. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Participants, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. .

(3) To the extent within its discretion and subject to Sections 16 and 17, the Committee may amend the terms and conditions of any outstanding Award.

(4) It is the intent that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3 for persons subject to Section 16, except in such instances as the Committee, in its discretion, may so provide.

(5) The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

(6) In order to facilitate compliance with the applicable provisions of the laws in other countries in which the Company or its Affiliates operate or have Employees or non-employee consultants and advisors, and notwithstanding any other provision of this Plan, the Committee shall have the power and authority to (i) determine which (if any) individuals rendering services or employed outside the United States are eligible to participate in the Plan or to receive any type of Award hereunder; (ii) determine which non-U.S.-based Affiliates or operations may participate in the Plan; (iii) modify the terms and conditions of any Awards made to such individuals or with respect to such non-U.S.-based Affiliates or operations; and (iv) establish sub-plans, modify methods of exercise, modify payment restrictions on sale or transfer of Shares and other terms and procedures to the extent deemed necessary or desirable by the Committee to comply with applicable laws of the non-U.S. jurisdiction.

(b) Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

4. Shares Available Under the Plan.

(a) Subject to adjustment pursuant to Section 17, the number of Shares that may be granted under the Plan shall not exceed 700,000. The Shares issued under the Plan may come from authorized and unissued shares or treasury shares. After the effective date of this Plan, the Company may still make awards under the Company’s existing 2007 Stock Option Plan (as amended) to the extent that Shares remain available for grant thereunder.

(b) Any Shares subject to that portion of an Award which, for any reason, is forfeited or expires or terminates unexercised or unearned may again be used for future Awards.

(c) Any Shares subject to an Award settled in cash or other property in lieu of Shares may again be used for future Awards.

(d) For the purposes of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards payable in Shares where appropriate:

(1) Each Award shall initially be deemed to involve the grant of the maximum number of Shares in which the particular Award is denominated.

(2) If a Stock Appreciation Right has been exercised and settled in Shares, the gross number of Shares with respect to which such exercise occurred shall be deemed granted and may not again be the subject of Awards under the Plan.

(3) To the extent an Award is paid or settled in some other security, it shall be deemed to have involved the grant of the number of Shares in which that portion of the Award was denominated.

(4) Where the number of Shares available under the Award is variable on the Grant Date, the number of Shares granted shall be deemed, prior to the settlement of the Award, to be the maximum number of Shares that could be received under that particular Award.

(5) Where two or more types of Awards (all of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, such joint Awards shall be deemed to involve the grant of the maximum number of Shares available under the largest single Award.

(6) Shares tendered or withheld in payment of an Option exercise price or to satisfy any tax withholding obligation shall not be added to the total number of Shares available for grant under the Plan.

(7) Shares that are repurchased by the Company with Option proceeds shall not be added to the total number of Shares available for grant under the Plan.

(e) No fractional Shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

(f) The maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be 700,000, which limit will be subject to adjustment under Section 17 to the extent such adjustment is consistent with adjustments permitted of a plan authorizing the grant of incentive stock options under Code Section 422. The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted during any calendar year to any one Participant shall not exceed 250,000(1). The aggregate number of Shares subject to Restricted Stock and/or Restricted Stock Unit Awards granted during any calendar year to any one Participant shall not exceed 250,000. The foregoing limits shall be subject to adjustment under Section 17, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as performance-based compensation under Code Section 162(m).

5. Eligibility. Participation in the Plan shall be limited to (i) Employees, (ii) individuals who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, advisor or director, such as a Non-Employee Director, and (iii) any individual the Company desires to induce to become an Employee or Non-Employee Director, provided that any such grant shall not be effective until such individual becomes an Employee or Non-Employee Director, as the case may be. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees. References herein to “employed,” “employment” or similar terms (except “Employee”) shall include the providing of services in any capacity, including as a director. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, nor any change in status from an Employee to a consultant of the Company shall be deemed a termination of employment for purposes of the Plan.

(1) Under the rules, you want to have a limit on grants going to one person.  But the limit could be anything — even 100% of the plan works.

6. General Terms of Awards.

(a) Amount of Award. Each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee, which may include conditions on vesting, exercisability, lapsing of restrictions or payment that are tied to Performance Measures.

(b) Vesting and Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the period until the applicable Award is scheduled to expire, which shall not be more than ten years from the Grant Date, and any applicable Performance Period. The Committee may provide for such vesting conditions as it may determine, subject to the following limitations:

(1) an Award that is not subject to the satisfaction of Performance Measures may not fully vest or become fully exercisable earlier than three years from the Grant Date; and

(2) the Performance Period of a Performance Unit or other Award subject to Performance Measures may not be shorter than one year.

The limitations in clauses (1) and (2) above will not, however, apply in the following situations: (i) an Award made to attract a key executive to join the Company; (ii) upon a Change of Control; (iii) termination of employment due to death, Disability or Retirement; (iv) Restricted Stock or Restricted Stock Units issued in exchange for other compensation; (v) a substitute Award granted pursuant to Section 20; and (vi) Awards issued to Non-Employee Directors.

(c) Transferability. Except as provided in this Section, (i) during the lifetime of a Participant, only that Participant (or that Participant’s Successor) may exercise an Option or Stock Appreciation Right, or receive payment with respect to any other Award, and (ii) no Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a Successor in the event of a Participant’s death or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferable, to the extent permitted by law, to a Transferee if the Participant does not receive any consideration for the transfer. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any Transferee.

(d) Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an Agreement, in case of a Participant’s termination of employment with the Company and all of its Affiliates, the following provisions shall apply:

(1) Options and Stock Appreciation Rights.

(i) Death or Disability. If a Participant’s employment terminates because of death or Disability before an Award of an Option or Stock Appreciation Right has expired, the portion of such Award that was exercisable immediately prior to such termination shall remain exercisable for one year after the date of such termination of employment (but not after the scheduled expiration date of such Award). The unexercisable portion of such Award shall terminate at the date of termination of employment.

(ii) Retirement. If the employment of a Participant who is an Employee terminates because of Retirement before an Award of an Option or Stock Appreciation Right has expired, the portion of such Award that was exercisable immediately prior to such termination shall remain exercisable for one year after the date of such termination of employment (but not after the scheduled expiration date of such Award). The unexercisable portion of such Award shall terminate at the date of termination of employment.

(iii) Cause. If a Participant’s employment is terminated for Cause, all Awards to the Participant will terminate immediately upon such termination.

(iv) Termination for Other Reasons. If a Participant’s employment terminates for any reason other than death, Disability, Retirement or Cause, then the unexercisable portion of any Award of an Option or Stock Appreciation Right held by such Participant shall terminate at the date of termination of employment, and any portion of such Award that was exercisable immediately prior to such termination shall remain exercisable for three months after termination of the Participant’s employment (but not after the scheduled expiration date of such Award) if the Participant is not a Non-Employee Director, and shall remain exercisable until the scheduled expiration of the Award if the Participant is a Non-Employee Director.

(2) Performance Units. If a Participant’s employment with the Company and all of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, the Participant shall be entitled to a payment of Performance Units at the end of the Performance Period based upon the extent to which achievement of Performance Measures was satisfied at the end of such period and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(d)(2) or in the applicable Agreement, if a Participant’s employment terminates with the Company and all of its Affiliates during a Performance Period, then such

Participant shall not be entitled to any payment with respect to that Performance Period.

(3) Restricted Stock and Restricted Stock Unit Awards. If a Participant’s employment with the Company and all of its Affiliates terminates because of death, Disability or Retirement, a pro rata portion of any outstanding Award of Restricted Stock or Restricted Stock Units shall immediately vest. The portion of the Award that will vest will involve that number of Shares or Units which, when combined with the number of Shares or Units subject to the Award that have previously vested, will represent the same ratio to the total number of Shares or Units subject to the original Award as the portion of the scheduled vesting period of the Award during which the Participant was employed by the Company and its Affiliates bears to the scheduled vesting period. The portion of any Award of Restricted Stock or Restricted Stock Units that does not vest as provided in the preceding sentence will terminate at the date of the Participant’s termination of employment, and any Shares of Restricted Stock will be forfeited to the Company.

(e) Rights as Stockholder. Each Agreement shall provide that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

(f) Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more Performance Measures upon which vesting, the lapse of restrictions or settlement in cash or Shares is contingent. With respect to any Award intended to be Performance-Based Compensation, the Committee shall establish and administer Performance Measures in the manner described in Section 162(m) of the Code and the then current regulations of the Secretary of the Treasury.

7. Restricted Stock Awards.

(a) An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the vesting of such Shares and the corresponding lapse or waiver of any such restrictions or conditions based on such factors or criteria as the Committee, in its sole discretion, may determine.

(b) Except as otherwise provided in the applicable Agreement, the Shares subject to an Award of Restricted Stock shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legend with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement. Any book-entry shall be accompanied by a similar legend.

(c) Upon the vesting of Restricted Stock and the corresponding lapse of the restrictions and conditions, unrestricted Shares shall be issued to the Participant or a Successor or Transferee.

(d) Unless otherwise provided in an Agreement, a Participant or a Transferee with a Restricted Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

8. Restricted Stock Unit Awards. An Award of Restricted Stock Units under the Plan shall be subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the vesting of Restricted Stock Units and the corresponding lapse or waiver of any such restrictions or conditions based on such factors or criteria as the Committee, in its sole discretion, may determine. Following the vesting of a Restricted Stock Unit Award, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee.

9. Stock Options.

(a) Terms of All Options.

(1) An Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than the Fair Market Value of a Share as of the Grant Date (except as provided in Section 20).

(2) The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, which may include, to the extent permitted by the Committee, payment under a broker-assisted sale and remittance program acceptable to the Committee. The purchase price may be paid in cash or, if the Committee so permits, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased), or a combination thereof, unless otherwise provided in the Agreement. A Participant exercising an Option shall not be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company.

(3) Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its scheduled expiration. When an Option is no longer exercisable, it shall be deemed to have terminated.

(4) Options will not be granted under the Plan in consideration for, and the grant of Options will not be conditioned on, the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other Option.

(b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

(1) The aggregate Fair Market Value (determined as of Option Grant Date) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Statutory Stock Option.

(2) An Incentive Stock Option shall not be exercisable more than 10 years after its Grant Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option.

(3) An Incentive Stock Option shall not be exercisable more than one year after termination of the Participant’s employment with the Company and its Affiliates if such termination is due to the Participant’s death or Disability, or more than three months after termination of the Participant’s employment if such termination is due to any other reason.

(4) The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option.

(5) No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option is not exercisable after the date five years from its Grant Date.

10. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the Grant Date of the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the

Agreement. No Stock Appreciation Right shall be exercisable at any time after its scheduled expiration. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

11. Performance Units.

(a) Initial Award.

(1) An Award of Performance Units under the Plan shall entitle the Participant (or a Successor or Transferee) to future payments of cash, Shares or a combination thereof, as determined by the Committee, based upon the achievement of specified levels of one or more Performance Measures. The Agreement may provide that a portion of a Participant’s Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award. The Agreement shall also provide for the timing of the payment.

(2) Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) Performance Measures have been attained, (ii) any other terms and conditions with respect to an Award relating to the Performance Period have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

(3) No Participant may receive Awards of Performance Units relating to more than 250,000 Shares in any year under this Plan.

(b) Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Period and an adjustment of Performance Measures and payments with respect to some or all of the Performance Units awarded to a Participant upon the occurrence of certain events, which may include a Change of Control, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant’s title or employment responsibilities, the Participant’s death, Disability or Retirement or, with respect to payments in Shares, a reclassification, stock dividend, stock split or stock combination as provided in Section 17. The Agreement also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive.

12. Other Awards. The Committee may from time to time grant Stock and other Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee may, in its sole discretion, direct the Company to issue

Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

13. Effective Date and Duration of the Plan.

(a) Effective Date. The date the Plan is approved by the stockholders of the Company (the “Effective Date”).

(b) Duration of the Plan. The Plan shall remain in effect until all Shares subject to it shall be distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 16, or the tenth anniversary of the Effective Date, whichever occurs first (the “Termination Date”). Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise.

14. Plan Participation and Employment Status.

(a) Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

(b) Nothing in the Plan or in any Agreement or related documents shall confer upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person’s compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

15. Tax Withholding. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings through a reduction in the number of Shares delivered or a delivery or tender to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

16. Amendment and Termination of the Plan and Agreements.

(a) Except as limited in (b) below, (i) the Board may at any time and from time to time terminate, suspend or amend the Plan and (ii) the Committee may at any time alter or amend any or all Agreements under the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval if the rules of the Nasdaq Global Select Market or other applicable laws or regulations require stockholder approval of such amendment.

(b) No termination, suspension, or amendment of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or amendment, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Sections 11(b) or 17 does not adversely affect these rights. In no event, however, shall the Board or the Committee have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 17, (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction or (iii) take any other action that is treated as a repricing under generally accepted accounting principles. .

17. Adjustment for Changes in Capitalization. In the event of any equity restructuring (within the meaning of Accounting Standard Codification 718, Compensation—Stock Compensation, issued by the Financial Accounting Standards Board, referred to as “FASB ASC Topic 718”) that causes the per Share value of Shares to change, such as a stock dividend or stock split, the Committee shall cause there to be made an equitable adjustment to the number and kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding Awards (including but not limited to the number and kind of Shares to which such Awards are subject, and the exercise or strike price of such Awards) to the extent such other Awards would not otherwise automatically adjust in the equity restructuring; provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause such Incentive Stock Options to violate Section 422(b) of the Code or any successor provision. Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 17 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 17 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A. In the event of any other change in corporate capitalization, which may include a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings or business combinations within the meaning of FASB ASC Topic 718, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number.

18. Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

(a) if the Fundamental Change is a merger or consolidation, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

(b) at least ten days before the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 10, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to Section 18(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised before the Fundamental Change shall be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 18(b) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section only, “Fair Market Value” per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change.

19. Dividends and Dividend Equivalents. An Award may, if so determined by the Committee, provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents, and must comply with or qualify for an exemption under Section 409A.

20. Corporate Mergers, Acquisitions, Etc. Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination and previously approved by the Acquired Entity’s stockholders, then, to the extent determined by the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or an Affiliate immediately prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

21. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

22. Limits of Liability.

(a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) Except as may be required by law, neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(a)(2) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

23. Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company’s Shares may, at the time, be listed.

24. Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts. The terms of any deferrals under this Section 24 shall comply with all applicable law, rules and regulations, including, without limitation, Section 409A.

25. Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

26. Beneficiary Upon Participant’s Death. To the extent that the transfer of a Participant’s Award at death is permitted by this Plan or under an Agreement, (i) a Participant’s Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant’s legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

27. Requirements of Law.

(a) To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Colorado without regard to its conflicts-of-law principles and shall be construed accordingly.

(b) If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c) The Plan and Awards granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options and stock appreciation rights under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the

Plan and any such Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Committee makes no representations or warranties that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. No provision of the Plan or any Award shall be interpreted or construed to transfer any liability resulting from or arising out of any such consequences from a Participant or any other individual to the Company or any of its Subsidiaries. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A(2)(B)(i), then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of (a) the date that is six months following the Participant’s separation from service or (b) the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0000217118_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Vern D. Kornelsen 02 Robert H. Fries 03 Ruediger Naumann-Etienn 04 Patrick W. Pace 05 Gregory J. Trudel 06 David W. Newton ENCISION INC. 6797 WINCHESTER CIR. BOULDER, CO 80301 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To ratify the appointment of Eide Bailly LLP as our independent public accountants 3 To approve the adoption of our 2014 Equity Incentive Plan. NOTE: To transact such other business as may properly come before the meeting, or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000217118_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report is/are available at www.proxyvote.com . ENCISION INC. Annual Meeting of Shareholders August 13, 2014 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby constitutes, appoints and authorizes Fred F. Perner and David W. Newton and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Encision Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on August 13, 2014, at the offices of Encision Inc., 6797 Winchester Circle, Boulder, CO 80301 and at any and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side